LEASE

         THIS INDENTURE made as of the _______ day of April 1997, by and between Mark Klaman, Trustee or Village Associates Trust, u/d/t dated March 2, 1984 recorded with the Essex South District Registry of Deeds in Book 7347, Page 556, and Ipswich Savings Bank.

                                   WITNESSETH:


        1. Definitions. As used herein, the following terms shall have the meanings set forth below unless the context otherwise requires:

        (a)     Lessor: Said Mark Klaman, Trustee of Village Associates Trust.

        (b)     Lessee: Said Ipswich Savings Bank.

        (c)     Premises:   The   approximately   1,200  square  foot   premises
                cross-hatched on Exhibit A-l, in the Shopping Center shown on Exhibit A.

        (d) Shopping Center: The Shopping Center, now known as The Village Shops at Vinnin Square at 600 Loring Avenue, in Salem, Massachusetts, shown on Exhibit A and outlined in bold lines thereon, and described by metes and bounds in Exhibit B.

        (e) Original Term: The period commencing on the Commencement Date (as hereinafter defined) and ending at 12:01 a.m. on October 1, 2000.

        (f) Term: Prior to the exercise by the Lessee of the Options to Extend, if any, as provided in Section 3.1 hereof, the Original Term; after the exercise by Lessee of any such Option to Extend, the Original Term as it may have been then extended.

        (g) Commencement Date: The earlier of (i) sixty (60) days after the Lessee has obtained all regulatory and other governmental Approvals (as defined in and more particularly set forth in Section 2 hereof necessary to locate, construct and operate a branch banking facility at the Premises; or (ii) the date Lessee opens for business at the Premises; or (iii) August 1, 1997.

        (h) Net Minimum Rental: Nineteen Thousand Two Hundred and 00/l00 ($19,200.00) Dollars per year during each Lease Year of the Original Term hereof, and thereafter Net Minimum Rental shall be adjusted as provided in Section 4 hereof.

        (i) Lease Interest Rate: the lesser of (i) eighteen (18) percent per annum; or (ii) the maximum rate permissible under applicable law.

        (j) Lease Year: The period beginning on each anniversary of the Commencement Date during the Term.

        (k) Permitted Use: branch banking facility and all uses necessary or incidental thereto, including, without limitation, drive-in banking services, maintenance of ATM's and safe deposit facilities and office and office related uses.

        (l) Common Areas: the parking and common area or areas located adjacent to the Premises and utilized as a part of the Shopping Center and all other common areas and facilities in the Shopping Center, all to the extent that the same may from time to time be provided by the Lessor for the convenience of all lessees occupying other portions of the Shopping Center, their customers and invitees, and such other persons as shall be permitted by the Lessor from time to time to use the same, subject to all of the express terms and provisions of Section 7.

        (m)     Lessee's Trade Name: Ipswich Savings Bank.

        (n)     Lessor's Address: 600 Loring Avenue, Salem, MA 01970

        (o) Lessor's Counsel: Goldstein & Manello, P.C., 265 Franklin Street, Boston, MA 02110; Atm: Jeffrey L. Musman, Esquire.

        (p)     Lessee's  Address:  23 Market  Street,  Ipswich,  MA 01938-2212;
                Attn: Treasurer or Chief Financial Officer

        (q) Lessee's Counsel: William Tinti, Esq., Tinti, Quinn & Merry, P.C., 22 Essex Street, Salem, MA 09l70.

        (r)     Notice: shall mean notice as provided in Section 36 hereof.

        2. The Shopping Center and the Premises. The Lessor does hereby let to the Lessee and the Lessee does hereby hire from the Lessor the Premises described in Section 1 in the Shopping Center described in Section 1, excepting and reserving to the Lessor, however, (a) the right to place in, over, upon or under the Premises (in such manner as to not substantially interfere with the Lessee's use of the Premises), utility lines, pipes and the like, to serve other premises in the Shopping Center, and to replace, maintain and repair such utility lines, pipes and the like, in, over, upon and under the Premises as may have been installed therein; (b) all other necessary or customary easements, appurtenances and rights of access to and egress from such other premises; and
(c) all other rights reserved by the Lessor in this lease or otherwise, including, without limitation, the rights set forth in the second paragraph of
Section 7. In the event of any conflict between the terms and provisions of this lease and the terms and provisions of Exhibits A or A-l, or both, the terms and provisions of this lease shall govern. Notwithstanding anything in this lease to the contrary, the Lessor reserves the right at any time or from time to time to change the name of the Shopping Center described in Section l (d).

        Lessee shall have the further right to install and maintain ah automated teller machine ("ATM"), and to construct and maintain a drive-thru facility for such purpose to be located generally in. the location of the former UST Corp. drive-thru, as shown in the plan attached hereto as Exhibit "A-1". Lessee shall obtain all necessary permits and approvals and pay all costs of installing and maintaining the ATM and the drive-thru facility. Subject to the provisions of Sections 10 and 13 hereof, Lessee shall be permitted to install, at Lessee's sole cost and expense (i) at the location of the ATM, signage identifying Lessee, any automated teller network operated by Lessee and any shared automatic teller network with which the ATM is affiliated; and (ii) at the front of the building facing Loring Avenue, a sign directing customers to the ATM. Lessor shall have no responsibility for the ATM or the drive-thru and shall not be liable for any damage to the same, no matter how caused. Lessee shall pay all real or personal property taxes assessed or imposed on the ATM and the drive-thru.

        As soon as reasonably practicable, after the execution hereof, Lessee shall make application to (i) the Commissioner of Banks of the Commonwealth of Massachusetts and any other governmental authority as shall be necessary to locate and operate a branch banking facility of the Lessee at the Premises, and
(ii) for all other permits and approvals, from all governmental authorities having jurisdiction necessary to complete construction of the Premises and the drive-thru facility, to install Lessee's signage as provided in Section 13 and to operate Lessee's business at the Premises (collectively, the "Approvals"). Lessee agrees to use its best efforts to diligently prosecute such applications, including, without limitation, paying all fees necessary to obtain such Approvals, and providing such documentation and information as shall be required by such governmental authorities in furtherance of such applications. If despite such efforts Lessee has been unable to obtain such Approvals on or before August 1, 1997, Lessee shall have the right to terminate this Lease by delivering Notice to the Lessor on or before such date. Lessor agrees to cooperate with Lessee in Lessee's attempt to obtain such Approvals and, where required by such governmental authorities, agrees to permit the use of Lessor's name in connection therewith as owner of the Shopping Center. Lessor agrees that it will execute such instruments as shall be reasonably required by such governmental authority of the owner of the Shopping Center with reference to any application by Lessee therefor, but all services performed, in connection therewith and all costs incurred and the exercise of rights pursuant to this Paragraph shall be at Lessee's sole expense and risk.

        3. Term. TO HAVE AND TO HOLD the Premises unto the Lessee during the Term set forth in Section 1.

        In the event that Lessee should hold over after the expiration or sooner termination of the Term, the Term shall continue thereafter until terminated by either party by not less than thirty (30) days' prior written notice to the other, which notice may, however, be given prior to the commencement of such holdover. All of the terms and provisions of this. Lease in effect immediately prior to such holdover shall be applicable during such holdover and for any further time following the end of the Term during which the Lessee may continue tO use or occupy the Premises, except that the Lessee shall pay on account of the Net Minimum Rental an amount equal to one and one-half (1.5) times the Net Minimum Rental provided in Section l(b).

        3.1 Options to Extend. Lessee shall have four (4) options to extend the Term of this Lease for additional periods of five (5) years each, commencing on the expiration of the Original Term, as it may have been extended, provided that Lessee shall give Lessor Notice of the exercise of its election not later than six (6) months prior to the expiration of the then Term; and provided further that Lessee shall not be in default at the time of giving of such Notice in the performance and observance of any of the terms and agreements in this Lease contained on the part of the Lessee to be performed and observed. (The option rights herein granted to Lessee shall be referred to as the "First Option to Extend," the "Second Option to Extend", the "Third Option to Extend" and the "Fourth Option to Extend", as the case may be extended applicable to such Option Period, the Third Option Period", and the "Fourth Option Period" as the case may be, and collectively, the "Option Periods".)


        3.2 Options to Terminate. Lessee shall have the right at any time during the Term of the Lease to terminate the Lease as of the last day of a month ("Termination Date"), provided (i) that Lessee shall give Lessor Notice of the exercise of its rights so to terminate not less than twelve (12) months prior to the Termination Date; (ii) that Lessee shall not be in default at the time of the giving of such Note in the performance of any of the terms and agreements in this Lease contained on the part of the Lessee to be performed and observed; and
(iii) that Lessee continues to pay all rental at the time and in the manner in the Lease provided, and to perform all of the other terms and conditions on the part of the Lessee to be performed and observed for the period following such Notice until the Termination Date.


        In the event Lessee exercises the right to terminate as aforesaid, Lessee, note the less may continue to lease and maintain the ATM and drive-thru area a tenant-at-will terminable by either Lessor or Lessee as of the last day of a month upon not less than six (6) months' Notice to the other. Rent for the use of such ATM and drive-thru area shall be at the rate of Two Hundred Fifty and 00/100 ($250.00) Dollars per month payable on the first day of each and every month. Notwithstanding the termination of the Lese as aforesaid, Lessee agrees that, except with respect to rent and term which are covered by this paragraph, Lessee shall observe each and every other term of the lease on the part of the Lessee to be observed and performed.


        4. Rental. YIELDING AND PAYING therefor the Net Minimum Rental set forth in Section 1, payable in advance on the first day of each month during the Term in equal monthly installments. A proportinate part of the Net Minimum Rental shall be paid for any period of the commencement of the Term which shall be less than a full month. During each Lease Year of the Original Term hereof the Net Minimum Rental shall be paid for any period of the commencement of the Term which shall be less than a full month. During each Lease Year of the Original Term hereof, the Net Minimum Rental shall be Nineteen Thousand Two Hundred and 00/100 ($19,200.00) Dollars. In the event the Lessee exercises the First Option to Extend, the Net Minimum Rental for each Lease Year of the First Option Period also shall be Nineteen Thousand Two Hundred and 00/100 ($19,200.00) Dollars. In the event the Lessee exercises the Second Option to extend, the Net Minimum Rental for each Lease Year of the Second Option Period shall be Twenty Three Thousand Eight Hundred Eight and 00/100 (23,808.00) Dollars. In the event the Lessee exercises the Third Option to Extend, the Net Minimum Rental for each Lease Year of the Third Option Period shall be Twenty-Seven Thousand Three Hundred

Seventy-Nine and 20/100 ($27,379.20) Dollars. In the event the Lessee exercises the Fourth Option to extend the Net Minimum Rental for each Lease Year of the Fourth Option Period shall be Thirty-One Thousand Four Hundred Eighty-Six and 08/100 ($31,486.08) Dollars. The Lessee shall pay the Net Minimum Rental due for the first month of the Term on or before the Commencement Date.

        The Lessee also agrees to pay, as additional rental, when due or payable, and except as otherwise expressly provided herein, all other obligations and liabilities which the Lessee assumes and agrees to pay by express assumption or agreement elsewhere in this lease, together with every fine, penalty, interest and cost which may be added thereto or become due or be imposed by operation of law for the non-payment or late payment thereof, and, in the event of any failure on the part of the Lessee so to pay or discharge any of the same, the Lessor shall have all rights and remedies as in the case of non-payment of the Net Minimum Rental. The Lessee also agrees to pay to the Lessor, on demand, as additional rental, interest at the Lease Interest Rate on all overdue installments of the Net Minimum Rental and additional rental from the respective due dates thereof until payment thereof in full. In the event that the aggregate of all payments (whether denominated as Net Minimum Rental, additional rental or otherwise) received by or paid to discharge an obligation of the Lessee as a result of any assignment, subletting or permission to use or occupy the Premises described in Section 11(e), whether or not the Lessor shall have consented thereto (it being agreed by the Lessee that nothing herein contained shall in any way affect the covenant herein elsewhere contained prohibiting an assignment hereof or underletting to or use, occupation or improvement by, others of the Premises or any part thereof without the Lessor's prior written consent), shall exceed the aggregate of the Net Minimum Rental, additional rental and other payments herein payable by or on behalf of the Lessee, then, and in such event, the Lessee agrees tO forthwith pay, as additional rental, the full amount of any such excess. The Net Minimum Rental and all items of additional rental shall be paid to the Lessor at the Lessor's address set forth in Section l(n), except that the Lessor may by written notice to the Lessee designate another address for purposes of this sentence.

        In addition to all of the rights and remedies of the Lessor set forth in this lease, if the Lessee shall fail to pay any item of rental due hereunder (whether denominated as Net Minimum Rental, additional rental or otherwise) within ten (10) days after the same shall have become due and payable, then and in such event the Lessee shall also pay to the Lessor a late payment service charge (in order to partially defray the Lessor's administrative and other overhead expenses) equal to the greater of Fifty 00/100 ($50.00) Dollars or one half of one (1/2%) percent of such unpaid sum per day for each day or part thereof after the due date thereof during which such payment shall not have been received by the Lessor, but in no event in excess of any maximum interest rate (if such sum shall be denominated as interest by any court of competent jurisdiction) permissible under applicable law, it being understood that nothing herein shall be deemed to extend the due date for payment of any sums required to be paid by the Lessee hereunder or to relieve the Lessee of its obligation to pay such sums at any time or times required by this lease.

5. Net Lease: Non-terminability.

        (a) This lease is a net lease and the Net Minimum Rental, additional rental and all other sums payable hereunder to or on behalf of the Lessor shall be paid without notice or demand, and without setoff, counterclaim, defense, abatement, suspension, deferment, reduction or deduction, except as expressly provided herein.

        (b) This lease shall not terminate, nor shall the Lessee have any right to terminate this lease, nor shall the obligations and liabilities of the Lessee set forth herein be otherwise affected, except as expressly provided herein.

        (c) The Lessee waives all rights (i) to any abatement, suspension, deferment, reduction or deduction of or from the Net Minimum Rental or the additional rental or (ii) to quit, terminate or surrender this lease or the Premises of any part thereof, except as expressly provided herein.

        (d) It is the intention of the parties hereto that the obligations of the Lessee hereunder shall be separate and independent covenants and agreements, that the Net Minimum Rental, the additional rental and all other sums payable by the Lessee to or on behalf of the Lessor shall continue to be payable in all events and that the obligations of the Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated pursuant to an express provision of this lease.

        (e) The Lessee agrees that it will remain obligated under this lease in accordance with all of its terms and provisions, and that it will not take any action to terminate, rescind or avoid this lease or any portion thereof except as otherwise provided herein, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting the Lessor or any assignee of the Lessor in any such proceeding; and (ii) any action with respect to this lease which may be taken by any trustee or receiver of the Lessor or of any assignee of the Lessor in any such proceeding or by any court in any such proceeding.

        6. Use of the Premises. The Premises may be used for the Permitted Use described in Section 1 and for no other purpose whatsoever, without the express written approval of the Lessor.

        7. The Parking and Common Areas. The Lessee, its customers and invitees shall have the right, during the Term, to use the Common Areas in common with all other lessees occupying other portions of the Shopping Center, their customers and invitees, and such other persons as shall be permitted by the Lessor from time to time to use the Common Areas, subject, however, to such reasonable rules and regulations as may now be in force or as the Lessor may establish at any time or from time to time, which rules and regulations shall nonetheless encompass the provisions of Section 7.1 hereof, including, without limitation, the designation of the size and location of employee parking areas even if the same are not located within the Shopping Center. The Lessor shall have the right to have towed any vehicles which are parked in the Common Areas by the Lessee's employees in violation of the Lessor's rules and regulations regarding employee parking from time to time in effect. The Lessee covenants and agrees, however, that it will not permit its employees or concerns making deliveries to or pickups from the Premises to use any portion of the Common Areas (except as otherwise provided herein) other than such portions or portions reasonably situated as the Lessor shall from time to time set[ apart for such purpose and designate in writing, and that, to the extent there shall be any sidewalks immediately adjacent to the Premises, it will maintain such sidewalks in a neat and orderly condition, swept and free from ice and snow. The Lessor expressly reserves the right to enforce parking charges (by operation of meters or otherwise), and to temporarily close all, or any portion, of the Common Areas for the purpose of making repairs or changes thereto, in order to discourage non-customer parking, or otherwise. Notwithstanding the foregoing, Lessor agrees that it shall not install parking meters in the Shopping Center unless required by governmental authorities.

        Notwithstanding the foregoing, Lessee shall have the right, in order to maintain proper security for the operation of its business to have pickups or deliveries made from or to the Premises by Brinks or other similar carriers of cash, securities, instruments, records or other materials commonly transported by such carriers and to permit the use of such portions of the Common Areas adjacent to the Premises as shall be reasonably required for such purposes, provided, however, that any such use by Lessee of the Common Areas shall be accomplished, so far as reasonably practicable, in a manner which reduces to a minimum interference with the use of the Common Areas for the purposes for which they were intended or the conduct of business of other tenants of the Shopping Center.
        The Lessor may at any time or from time to time construct additional improvements in all or any part of the Shopping Center, or change the location or arrangement of any improvement in the Shopping Center or all or any part of the Common Areas, or add or deduct any land to or from the Shopping Center, or enlarge, reduce, change, enclose or increase the height of, the Shopping Center, or any building or other improvement therein, provided, however, no such construction, addition or change shall materially reduce the number of parking spaces available to Lessee at the Commencement Date, access to the Premises or the visibility of the Premises from Loring Avenue.

        Subject to the exclusions hereinafter set forth, the Lessee covenants and agrees to pay unto the Lessor, as additional rental, the Lessee's Fraction (as hereinafter defined) of the annual cost of (a) operating, managing, altering, improving, repairing, restoring, replacing, renovating, cleaning and maintaining the Common Areas, including, without limitation, the lighting thereof, the policing thereof, all plate glass therein, the heating, ventilating and air-conditioning thereof, the plumbing, sanitary sewage and electric systems therein and the sprinkler and other fire protection or other alarm systems therein, if any (including any main trunk line of any such systems, but excluding any branch runs and leads); (b) all real estate taxes, personal property taxes, business and occupation taxes, occupational license taxes, water charges, sewer charges, assessments, including, without limitation, betterment assessments or taxes in the nature thereof, and all other similar governmental taxes, impositions and charges which shall be levied, assessed, or imposed (but excluding any taxes for which Lessee shall be responsible for the payment of Lessee's Fraction under Section 8 hereof (i) upon or with respect to the Common Areas, including, without limitation the land on which the foregoing are constructed; or (ii) upon or with respect to the operation, maintenance, alteration, repair, rebuilding, use, occupancy or enjoyment of the Common Areas; under or by virtue of any present or future law, statute, charter, ordinance, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal or otherwise, all whether general, special, ordinary, extraordinary, foreseen or unforeseen; it being agreed that such taxes, charges, assessments and impositions shall include the costs and expenses incurred, in accordance with the penultimate paragraph of Section 8, in contesting the amount or validity of any thereof; (c) the premiums on the liability insurance policies insuring the Lessor against damage to property or injuries or death to person or persons, in, on or about the Common Areas, including, without limitation, the roadways leading from and to the Common Areas, in amounts as shall be determined by the Lessor, and the premiums on the fire and casualty insurance policies insuring the Lessor including, without limitation, all insurance described in Section 16, in such amounts as shall be determined by the Lessor, (d) all administrative costs equal to fifteen (15%) percent of all additional rental payable to the Lessee pursuant to this Section 7 to help defray the Lessor's indirect cost of so providing, maintaining and insuring. Notwithstanding anything set forth in this lease to the contrary, the Lessee will pay to the Lessor monthly, together with the Net Minimum Rental, one-twelfth (1/12) of the amount estimated by the Lessor from time to time to reflect the Lessee's Fraction of such annual cost. Promptly after such cost is determined for each year, the Lessor will advise the Lessee in writing of the amount of the Lessee's Fraction thereof for such year, and the Lessor and the Lessee will account to each other so that the Lessee shall have paid to the Lessor for each such year the full amount of the Lessee's Fraction of such cost; any excess paid by the Lessee shall be credited against future payments required by this Section 7 next due, except that upon expiration of the Term any such excess shall be promptly refunded by the Lessor to the Lessee, and, in any event, any deficiency shall be promptly paid by the Lessee to the Lessor. For purposes of this Section, Lessee shall have the right to review at reasonable times and upon reasonable notice any of lessor's books and records relating to any such cost, for which Lessor is seeking reimbursement from Lessee. As used in this Section 7 and in Section 8, Lessee's Fraction shall be a fraction in which the numerator is the number of square feet of floor space in the Premises and the denominator is the number of square feet of floor space in all premises located in the Shopping Center, including the Premises then occupied by other lessees of the Lessor; it being agreed that all floor areas shall be computed within the exterior surfaces of all walls and any space in non-selling mezzanines shall not be considered. The cost described in the first sentence of this paragraph shall be deemed to include, without limitation, all costs and expenses of every kind and nature paid or incurred by the Lessor (including reasonable and appropriate reserves) in operating, managing, equipping, policing (if and to the extent provided by the Lessor), heating, ventilating, air conditioning, lighting, altering, improving, repairing, restoring, replacing, renovating, cleaning, maintaining and landscaping all portions of the Common Areas (including any parking structure subsequently installed in the Shopping Center), water and sewer or sewage treatment or removal charges, painting and caulking all exterior surfaces in the Shopping Center, including, without limitation any canopies in the Shopping Center, maintaining and illuminating any pylons in the Shopping Center and any signs thereon to be maintained and/or illuminated by the Lessor, premiums for liability, property damage, casualty, workmen's compensation, and any other insurance (including all insurance, hazard and otherwise, carried by the Lessor on any and all buildings and improvements in or about the Shopping Center and the Common Areas), the cost of on-site supervision and personnel, including, without limitation, the property manager, if any, staff, office rentals, wages, unemployment taxes, social security taxes and benefits, personal property taxes and assessments, fees for required licenses and permits, materials, supplies, operation of loudspeakers and any other equipment supplying music to any Common Areas (if any), or rental charges for any machinery and equipment, any and all alterations, improvements, repairs, restoration, replacements and renovation (whether interior, exterior, structural, non-structural, foreseen or unforeseen) to any portion of the Shopping Center which the Lessor shall deem necessary or appropriate or which shall be required of the Lessor by this or any other lease relating to the Shopping Center or by any law, rule, ordinance, regulation or requirement of any public authority or the Fire Insurance Rating Association having jurisdiction or as a result of any fire, casualty, taking by eminent domain or action by any public or other authority to the extent that the cost thereof shall exceed the net proceeds, if any, of any insurance or damages paid to the Lessor, including without limitation, any and all maintenance and repairs by the Lessor to the structural portions of all buildings and other improvements in the Shopping Center the roof, foundations, exterior walls, floors, subfloors, utilities and other portions of all such buildings and improvements to the extent so required of the Lessor of this or any other lease or agreement relating to the Shopping Center, and the costs of furnishing sprinkler protection in the Premises.

        Notwithstanding the foregoing, the costs described in this Section shall be deemed to exclude (a) any costs in altering, improving, repairing, restoring, replacing, renovating or maintaining leased portions of the Shopping Center; (b) the original costs of constructing any building, improvement, or the Common Areas, or additions thereto; (c) any costs incurred for the benefit of a particular Tenant which are to be paid for or by such Tenant as opposed to costs incurred for the benefit of the Shopping Center and/or a significant number of tenants thereof; (d) any costs incurred by Lessor in making structural repairs to any structural portion of the Shopping Center as provided in Section 28 hereof; (e) any costs incurred of a capital nature with respect to the HVAC, plumbing, electrical and alarm systems; and (f) any costs made necessary by Lessor's non compliance with governing codes, by-laws, regulations and ordinances related to the Shopping Center, but only if such were in effect at the time of the original construction of such component of the Shopping Center.

        7.1 A. Lessor covenants and agrees that it shall at all times reasonably repair, maintain and police the Parking Areas and Common Areas of the Shopping Center, and will keep the Parking Area well lighted during all normal business hours of the Shopping Center, all with the intent of maintaining a first class shopping center.

        B. Lessor shall at all times maintain rules and regulations which prohibit Tenant or Tenants' employees parking in that portion of the Shopping Center designated on the plan attached hereto as the Front Parking Area (except for executive officers of Lessee not regularly employed at the Premises). Lessor shall at all times use reasonable efforts to enforce such rules and regulations.

        8. Taxes and Other Charles. The Lessee agrees, except as otherwise expressly provided herein to the contrary, to pay, as the same become due and payable, all costs, expenses and obligations of every kind and nature for the operation, maintenance, repair, rebuilding, use, occupancy and enjoyment of the Premises. The Lessee also agrees, subject as aforesaid, to pay, within fifteen
(15) days after demand, the Lessee's Fraction of all real estate taxes, personal property taxes, business and occupation taxes, occupational license taxes, water charges, sewer charges, assessments, including, without limitation, betterment assessments or taxes in the nature thereof, and all other similar governmental taxes, impositions and charges which shall be levied, assessed or imposed:

        (a) upon or with respect to the land under the buildings comprising the Shopping Center and such buildings; or

        (b) upon or with respect to the operation, maintenance, alteration, repair, rebuilding, use, occupancy or enjoyment of the buildings comprising the Shopping Center or any portion thereof;

under or by virtue of any present or future law, statute, charter, ordinance, regulation or other requirement of any public authority, whether federal, state, county, city, municipal or otherwise, all whether general, special, ordinary, extraordinary, foreseen or unforeseen. Such taxes, charges, assessments and impositions shall include any costs and expenses incurred, in accordance with the penultimate paragraph of this Section 8, in contesting the amount or validity of any thereof.

        The Lessee agrees, except as aforesaid, to pay as aforesaid all gross receipts, gross income or similar taxes imposed or levied upon, assessed against or measured by the Net Minimum Rental, additional rental or any sums payable by the Lessee to or on behalf of the Lessor hereunder, or any sales or use taxes which may be levied or assessed against or payable by the Lessor or the Lessee on account of the acquisition, leasing, use or occupancy of the Premises or any portion thereof.

        Notwithstanding anything contained in this lease to the contrary, the Lessee will pay to the Lessor monthly, together with the Net Minimum Rental, one twelfth (1/12) of the amount from time to time estimated by the Lessor to reflect the Lessee's Fraction of all such taxes, charges, assessments, and impositions described in this Section 8 which are so levied, assessed or imposed, or billed to the Lessor by the appropriate public authority or authorities, if any. Promptly after the exact amount of the Lessee's fraction of all such taxes, charges, assessments and impositions are determined for each tax year, the Lessor will advise the Lessee in writing of the amount thereof for such year and the Lessor and the Lessee will account to each other (as often as such taxes, charges, assessments or impositions are payable to the proper authorities) so that the Lessee shall have paid to the Lessor prior to the expiration of ten (10) days after the Lessor has so advised the Lessee of such amount; the full amount of the Lessee's Fraction of all such taxes, charges, assessments and impositions for such tax year or portion thereof; any excess paid by the Lessee shall be credited against future payments required by this
Section 8 next due, except that upon expiration of the Term of any such excess shall be promptly refunded by the Lessor to the Lessee, and any deficiency shall be promptly paid by the Lessee to the Lessor.

        Notwithstanding anything in this lease to the contrary contained, the Lessee shall not be required to pay or otherwise be responsible for (i) any local, state or federal capital levy, franchise tax, revenue tax, income tax or profits tax of the Lessor, or (ii) any estate, inheritance, devolution, succession or transfer tax which may be imposed upon or with respect to any transfer of the Lessor's interest in the Shopping Center; provided, however, that if any time hereafter the methods of taxation prevailing at the date hereof shall be altered so as to cause the whole or any part of the taxes, charges, assessments or impositions now or hereafter levied, assessed or imposed on real estate and the buildings, structures and other improvements thereon to be levied, assessed and imposed, wholly or partially as a gross receipts, gross income, capital levy, or other tax, on the rentals received therefrom, or if any tax, corporation franchise tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge, or any part thereof, shall be measured by or based in whole or in part, upon the Shopping Center and shall be imposed upon the Lessor, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be an imposition levied, assessed or imposed upon or with respect to the Shopping Center, to the extent that the same would be payable if the Shopping Center were the only property of the Lessor subject thereto, and the Lessee shall pay to the Lessor the Lessee's Fraction of the same as and in the manner provided herein. If there are any taxes levied or assessed at the time on any item of rental payable hereunder, the Lessee further agrees to pay to the Lessor, as additional rental, the amount thereof.

        At the expiration of the Term, all payments for which the Lessee is responsible as provided in this Section 8, shall be prorated to the date of such expiration. The amount of any such payments which become due and payable after the expiration or sooner termination of the Term shall, on or prior to the date of such expiration or sooner termination, be deposited with the Lessor. If the Lessee shall not be then in default, the amount of any net refund, abatement, deduction, reduction, or credit received by the Lessor attributable to any such payment earlier made by the Lessee shall be credited against future payments required by this Section 8 next due, except that upon expiration of the Term any such excess shall be promptly refunded by the Lessor to the Lessee.

        In the event that the Lessor or any party authorized by the Lessor shall contest, by appropriate proceedings, the amount or validity of any such tax, assessment, imposition or charge the Lessee shall cooperate with the Lessor in the course thereof and execute any applications, appeals and other documents which may be required to enable the Lessor to maintain such proceedings, and there shall be appropriate adjustments by credits against future payments required by this Section 8, of all such taxes, assessments, impositions and charges to reflect any abatements, credits and refunds which may be received by the Lessor and to reflect the costs and expenses (including, without limitation, attorneys' and appraisal fees and expenses) of contesting the amount or validity of any such tax, assessment, imposition or charge.

        The Lessee agrees to pay, on or before the respective due dates, all such taxes, charges, assessments, or impositions levied, assessed or imposed at any time on the Lessee's fixtures, equipment, supplies, merchandise or other property in, on or about the Premises or Shopping Center.

        9. Acceptance of the Premises "As-Is". The Lessee hereby acknowledges that upon taking occupancy or opening for business, whichever shall first occur, it shall be deemed to have accepted the Premises "as-is", after due inspection thereof and without any representation or warranty as to the use or condition thereof.

        10. The Lessee's Construction. Promptly after notification by the Lessor to do so, the Lessee shall, at the Lessee's expense, do all work to the Premises necessary or appropriate to permit the Lessee to open for and operate its business, install an exterior sign in accordance with the requirements of
Section 13 and equip the Premises with all trade fixtures and personal property necessary or appropriate for the operation of the Lessee's business in the Premises; provided, however, that none of the foregoing shall in any way hamper prosecution of any construction being undertaken in or about the Shopping Center. The Lessee agrees that all plans and specifications for all such work, equipment and preparation and all alterations, improvements, restorations, repairs, replacements or renovations which the Lessee may make pursuant to any term or provision of this lease or any consent by the Lessor will be done by the Lessee in a good and workmanlike manner, free from material defects in design, construction, workmanship or materials, in accordance with all laws, ordinances, rules, regulations and requirements of public authorities and the Fire Insurance Rating Association having jurisdiction, and that same will not decrease the value of the Shopping Center. In addition, all of the foregoing will be done in such manner as will avoid jurisdictional or other labor disputes. All such work, building mechanicals and equipment, building alterations and improvements, restorations, repairs, replacements and renovations other than any bank equipment, ATMs, trade fixtures, signs, merchandise, supplies and other personal property of the Lessee shall forthwith become the property of the Lessor and shall be expressly subject to the provisions of Section 11(u). The Lessee may assign, encumber or otherwise create a security interest in, to or upon any of the Lessee's property in the Premises without first obtaining the Lessor's prior written consent provided, however, any such assignment, encumbrance or security interest shall not encumber any portion of the real estate, including the Premises, constituting the Shopping Center or any interest in this Lease. Upon such entry, all of the terms and provisions of this lease shall be in full force and effect except that the Lessee shall have no obligation to pay any Net Minimum Rental and other rentals until the Commencement Date, but from and after such entry the Lessee will pay all charges for light, heat, hot and cold water, electric current and any other services or utilities furnished to the Premises, including, without limitation, the charge described in Section ll(t).

        11. The Lessee's Covenants. The Lessee hereby covenants with the Lessor that the Lessee until the expiration of the Term and for such further time as the Lessee, or any other person or persons claiming through or under the Lessee shall hold the Premises or any part thereof: (a) will pay to the Lessor all rental at the time and in the manner herein set forth; (b) will at all times maintain all walls of the Premises (including, without limitation, the so called glass or storefront), the floor and subfloor therein (but excluding any structural portion thereof as provided in Section 28 hereof), and the interior of the Premises, (including, without limitation the heating, ventilating, air conditioning, - - plumbing, sanitary sewage, electric, sprinkler and lighting systems and equipment therein (excluding, however any main trunk lines of any such system, but including any branch runs and leads) and all floor coverings, doors, door frames and door openers) in as good, clean and safe repair, order and condition as same were at the Commencement Date or may be put in thereafter, and all alterations, improvements, restoration, repairs, replacements or renovations to the Premises required by any and all laws, ordinances, rules, the regulations or requirements of all public authorities or the fire insurance rating association having jurisdiction, all whether ordinary or extraordinary; all replacements to be of the same kind and quality as those which are replaced; provided, however, that the Lessee shall not be responsible for repairs made necessary by accidental fire or other insured unavoidable casualty; (c) will make all repairs (whether interior, exterior, structural, nonstructural, ordinary or extraordinary) made necessary by the negligence or misuse of the Premises or the fixtures therein or appurtenances thereto by the Lessee, its agents, employees, customers or invitees, or by any forcible entry, vandalism or malicious mischief not reimbursable by the Lessor's insurance; (d) will pay all charges for light heat, hot and cold water, electric current and any other services or utilities furnished to the Premises; (e) will not assign this lease or sublet to any person, firm or corporation the whole or any part of the Premises, or permit any person, firm or corporation other than the Lessee to use or occupy the whole or any part thereof without obtaining on each occasion the prior written consent of the Lessor, which consent will not be unreasonably withheld, delayed or conditioned; provided, however, upon such assignment or subleasing the provisions of Section 3.2 shall thereupon become reciprocal, but no such consent by the Lessor (i) shall be deemed to be a waiver or release of any of the provisions of this Clause (e) or a consent or agreement to consent to any such assignment, subletting, or permission to use or occupy the Premises thereafter, (ii) shall relate to any other term or provision of this lease including, without limitation, the provisions of Section 6, and (iii) shall be deemed to permit any subdivision of the Premises or any use or occupancy of the Premises by more than one entity at any time; none of the foregoing shall release or discharge the Lessee from any obligations or liabilities set forth in this lease, which obligations and liabilities shall continue to be direct and primary in any event; (f) will not overload or deface the Premises or permit any use of the Premises which shall increase any insurance rate or create a fire hazard or be unlawful, improper, noisy or offensive or which constitutes a nuisance or which is contrary to any law, ordinance, rule, regulation or requirement of any public authority or the Fire Insurance Rating Association having jurisdiction, or which is injurious to any person or property, or commit waste, whether voluntary or involuntary, or permit anyone else to do any of the foregoing; (g) Lessee may maintain ATMs for use of its customers at any time (subject, however, to all applicable laws, rules, regulations or requirements of any public authorities having jurisdictions thereover; provided, however, if Lessee requires additional services in connection therewith, Lessee shall pay any additional costs incurred therefore); (h) will not use any advertising media that might be objectionable to the Lessor or other occupants of the Shopping Center, such as loud speakers, phonographs or radio broadcasts that may be heard outside the Premises; (i) will forthwith obtain and deliver to the Lessor and at all times thereafter maintain in full force and effect, liability insurance (with completed operations and contractual liability endorsements with limits acceptable to the Lessor and insuring both the Lessor and the Lessee against all claims, suits, obligations, liabilities and damages, including attorneys' fees, based upon or arising out of actual or alleged personal injuries or property damage resulting from, or occurring in the same course of, or on or about, or otherwise relating to the use or condition of, the Premises - all such insurance to be for the protection and benefit of, and adjustable with, the Lessor, the Lessor's mortgagees and the Lessee, as their interests may appear, and shall be in form and substance, and with additional limits, amounts and coverage, and such endorsements, in addition to those specified herein, as shall be satisfactory to the Lessor from time to time, and with insurers having current Alfred M. Best Company, Inc. ratings of A or better and financial size ratings of Class XII or higher, and satisfactory to the Lessor from time to time; the Lessee will on demand, as often as reasonably requested by the Lessor, furnish to the Lessor a complete list, statement and description of all such insurance, together with certificates from each insurance company issuing any thereof that same is in full force and effect, all premiums have been paid, and same will not be canceled except upon ten (10) days' prior written notice to the Lessor by registered mail, return receipt requested; such liability insurance to be so obtained and delivered prior to the Lessee's entry as permitted by Section 10;
(j) will not do or permit to be done anything in or about the Premises which (i) shall make void or voidable any insurance carried by the Lessor or the Lessee which is required by any term or provision of this lease or which relates to the Shopping Center in any manner or way or (ii) shall increase or create extra premiums therefor and will pay the Lessor on demand, as additional rental, the amount of any such increase or extra premiums on insurance carried by the Lessor (k) will maintain and keep all windows, -window frames and plate glass in the Premises at all times in good repair, order and condition;-(1) will always conduct its operations in the Premises under the Lessee's Trade Name (or in the name of one or more affiliates or divisions of Lessee) set forth in Section 1 unless the Lessor shall otherwise consent writing, which consent shall not be unreasonably withheld or delayed; (m) will not use the Common Areas or the sidewalks adjacent to the Premises, except for access to and from the Premises; (n) will furnish to the Lessor, promptly after the receipt of a request therefor, the license numbers of all vehicles, of all persons employed on the Premises by the Lessee;
(o) will cooperate with Lessor in the event that the Lessor notifies the Lessee that one or more of the Lessee's employees have parked vehicles in violation of the Lessor's rules and regulations regarding employee parking and has such vehicles towed, in Lessor's attempts to recover from such employees all of the Lessor's costs and expenses in connection therewith; (p) will cause all freight to be delivered and/or removed and all refuse to be removed only in the manner and at such times as shall be designated by the Lessor from time to time, and never store or maintain any such freight or refuse outside of the Premises; (q) will not bum any trash, garbage or refuse of any kind on the Premises or dispose of any of same in any manner other than as expressly directed by the Lessor in writing from time to time; (r) will operate the heating, ventilating and air-conditioning systems in the Premises to adequately heat or cool the Premises, as the case may be; (s) will not solicit business in the parking or common area or areas or distribute handbills or other advertising media to, in or upon any vehicles parked in the Common Areas; (t) will pay, as additional rental, any trash charge from time to time determined by the Lessor as shall be appropriate to help defray the cost of any central station trash compactor and/or trash removal service in the Shopping Center provided by the Lessor; and
(u) will, at the expiration or sooner termination of the Term, leave the Premises, including, without limitation, all walls of the Premises, the floor and sub-floor therein, and the interior of the Premises, including, without limitation, the heating, ventilating, air conditioning, plumbing, sanitary sewage, electric, sprinkler and lighting systems, and equipment therein, and all doors, door frames, door openers, windows, window frames and plate glass, in as good, clean and safe repair, order and condition as the same were at the Commencement Date or may be put in thereafter, reasonable wear and tear excepted, all replacements to be of the same kind and quality as what is replaced, subject to the provision in Clause (b) above, and provided that the Lessee shall not be responsible for repairs made necessary by reasonable wear and tear, but the Premises shall be left clean and renantable, orderly and free of occupants, in any event, and provided further the Lessee shall not be responsible for any such repairs made necessary by any casualty insured against, so long as all insurance proceeds paid or payable on account of such casualty are paid over or assigned to Lessor together with the amount of any deductible. The Lessee shall remove from the Premises at or prior to such expiration or sooner termination all fixtures,- equipment, signs, merchandise, supplies and other property of the Lessee, and the Lessee shall, at its sole cost and expense, repair any damage caused by such removal. Upon such expiration or termination, the Lessor may, in addition to all other rights and remedies, without being guilty of any trespass, tort or breach of contract, remove from the Premises any or all fixtures, equipment, signs, merchandise, supplies and other property of the Lessee not removed by the Lessee as provided in the immediately preceding sentence, and either store same for the account of the Lessee at its expense, without obligation or liability on account of any theft, loss, damage or monetary shortage, or deem same to be abandoned and subject to use, sale or other disposition without obligation or liability to account to the Lessee for the proceeds thereof. Notwithstanding the expiration or sooner termination of the Term, the Lessee shall continue to be responsible for, and shall pay to the Lessor all costs incurred. by the Lessor in connection with any such removal, storage, sale or other disposition.

        12. No Alterations or Improvements. Except to the extent permitted by Section 10 in connection with the original construction of the Premises and the Lessee's obligations set forth in the last sentence of this Section 12, and except for reasonable periodic redecoration of the Premises, the Lessee will make no alterations, additions or improvements to the Premises without on each occasion first obtaining the prior written consent of the Lessor, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding any such consent by the Lessor, the Lessee will restore the Premises to their former condition following any such alterations, improvements or additions at the expiration or sooner termination of the Term unless the Lessor by written notice to the Lessee at the time of such consent or at any time prior to such expiration or termination shall waive its rights to such restoration, in which event the Lessee shall have no right so to restore the Premises.

        13. The Lessee's Signs. The Lessee will not, without the Lessor's prior written consent, or as otherwise provided herein, maintain, or permit anyone else to maintain, any interior (except for signs affixed to interior walls of the leased premises) or exterior sign, placard, lettering, advertising media, shade, awning, aerial, flagpole or the like anywhere in the Shopping Center, or any exterior lighting, decorations, painting or any fences. Except as otherwise herein provided, the Lessee shall not maintain any exterior sign, placard, lettering or advertising media in violation of the Lessor's established sign standards from time to time.

        Lessee shall have the right, subject to Lessor's design approval as aforesaid, and the approval of all governmental authorities having jurisdiction, to install and maintain (i) a placard sign on the exterior of the Premises identifying the Lessee; (ii) a sign of approximately 3' x 5' on the front of the building facing Loring Avenue identifying Lessee and/or directing customers to the Premises and/or to the drive-thru ATM; (iii) a sign on the end of the building facing the Loring Hills Condominium identifying the Lessee and/or directing customers to the Premises; and (iv) a sign identifying Lessee prominently displayed on a central directory pylon sign to be situated near the Loring Avenue entrance to the Shopping Center for which governmental approvals may be obtained, if Lessor elects to construct the same. (If Lessor fails or elects not to construct a central pylon sign within ninety (90) days following the installation of traffic lights in the proximity of the Shopping Center, Lessee may subject to Lessor's design approval and all- governmental approvals, install a pylon sign near said entrance directing customers to Lessee's drive thru ATM.

        14. Sole Risk and Hazard. All fixtures, equipment, signs, merchandise, supplies and other property on or about the Premises shall be at the Lessee's sole risk and hazard, and if the whole or any part thereof shall be destroyed or damaged by fire water or otherwise, or by use or abuse of water, or by leaking or bursting of water pipes, or in any way or manner, including, without limitation, the acts or omissions of any other occupant of any portion of the Shopping Center, no part of said loss or damage is to be charged to or borne by the Lessor in any case whatsoever, except only to the extent caused by the Lessor's negligence or willful ~default, and, except to such extent, the Lessee agrees to exonerate and indemnify the Lessor from and against any and all claims, suits, obligations, liabilities and damages, including attorneys' fees based upon or arising out of any of the foregoing.

        15. Fire, Casualty, Taking. PROVIDED, ALWAYS, that in case, after the execution hereof and before the expiration of the. Term, the Premises, or any part thereof, or more than thirty (30%) percent of the Shopping Center shall be taken by any exercise of the right of eminent domain or by action of any public or other authority, or in case, after the execution hereof and before the expiration of the Term, the Premises, or any part thereof, or more than thirty (30%) percent of the Shopping Center shall be destroyed or damaged by fire or casualty, then this lease and the Term shall terminate at the election of the Lessor, which election must be exercised by written notice to the Lessee within sixty (60) days after such taking, destruction, damage or action, and such election may be made in case of any such taking notwithstanding the entire interest of the Lessor may have been divested by such taking. If the Lessor shall not elect to terminate this lease, the Lessor shall with reasonable promptness restore the Premises as nearly as practicable to the condition which existed immediately prior to such event, or, in the event of any such destruction or damage by fire or casualty, so much thereof as the Lessee is not herein elsewhere required to insure against destruction or damage by fire or casualty, to a single contiguous unit, - all only to the extent of the Lessor's insurance proceeds or damages or awards resulting from such taking, destruction, damage or action allocable to the Premises, as the case may be, after deducting the Lessor's costs and expenses of collecting same. If the Lessor shall not elect to terminate this Lease, and commences restoration of the Premises and such restoration is not completed by the Lessor within twelve (12) months of such event, Lessee shall have the right to terminate this Lease by Notice to Lessor given prior to the time the Premises are ready for occupancy, or if during the last two (2) years of the Term, as the same may have been extended, there is a taking, -fire or other casualty pursuant to which the Lessor could terminate this Lease as hereinabove set forth, the Lessee similarly shall have the right to terminate this Lease by delivering to Lessor written notice of Lessee's election to terminate within sixty (60) days after such taking, destruction, damage or action. The Lessor will give the Lessee notice of when the Premises are ready for occupancy, and upon such notice the Lessee will comply with all of the provisions of Section 10 and Lessee will complete such restoration required by said Section 10 within ninety (90) days of such Notice. If the Premises or Shopping Center or any part of either thereof shall be taken by eminent domain, all damages from such taking other than that which relate solely to the Lessee's fixtures and equipment, shall vest in the Lessor, the Lessee having no right to damages for loss of its leasehold interest in any event, and the Lessee covenants and agrees to execute such assignments or other documents and to take any steps which may be necessary to vest such damages in the Lessor, the Lessee hereby irrevocably appoints the Lessor as its agent and attorney-in-fact to execute and deliver any such assignments and documents which the Lessor deems necessary or appropriate to carry out the intent and purposes of this sentence, such appointment being a power coupled with an interest.

        16. The Lessor's Insurance. The Lessor will, upon commencement of the Term, obtain and thereafter maintain in full force and effect (or cause to be so obtained and maintained), (a) fire and lighting and extended coverage insurance on such portions of the Premises and Shopping Center as the Lessee is not herein elsewhere required to insure for. not less than the replacement value of such portions without deduction or adjustment for depreciation, except that an appropriate deductible clause shall be permitted; and (b) such other insurance on the Premises and Shopping Center against such insurable hazards, and such additional limits and amounts on all such insurance as are from time to time commonly obtained by owners of property similar to the Shopping Center or are required - 16-by the holder of any mortgage on any portion of the Shopping Center, or the Lessor shall otherwise deem appropriate, including without limitation, rent insurance and war risk insurance. Such insurance shall be with insurance companies qualified to do business in the state in which the Premises are located; it being understood, however, that any such insurance may be blanket with other insurance maintained by the Lessor or the Lessor's affiliates.

        17. Default By The Lessee. PROVIDED, ALSO, and this lease is upon the condition, that (a) in the event of any failure by the Lessee to pay any item of rental (whether the Net Minimum Rental or any item of additional rental) continuing for ten (10) days after Notice specifying such failure, without its being waived or cured; or (b) in the event of any failure by the Lessee to perform, fulfill or observe any other representation, warranty or agreement by the Lessee set forth herein, continuing for thirty (30) days after Notice from the Lessor specifying such failure, without its being waived or its effect cured, or the cure thereof commenced and diligently prosecuted at all times thereafter; or (c) in the event that the estate created hereby shall be taken on execution, or by other process of law; or (d) in the event that the Lessee or any guarantor of the Lessee shall commit any act which would permit the entry of an order for relief under the Bankruptcy Code (or any successor thereto) or be declared bankrupt or insolvent according to law; or (e) in the event that any petition under federal or state law pertaining to bankruptcy or insolvency or for a reorganization or other relief shall be filed by or against the Lessee or any guarantor of the Lessee; or (f) in the event that any assignment, trust, mortgage or other transfer in trust or otherwise shall be made for the benefit of creditors; or (g) in the event that the Lessee or any such guarantor shall make or offer a composition of the Lessee's or such guarantor's debts, as the case may be, with its creditors; or (h) in the event that a receiver, trust or similar officer or creditors' committee shall be appointed take charge of any property of or to operate or wind up the affairs of the Lessee or such guarantor; or (i) in the event that the Lessee shall vacate or abandon the Premises, except Lessee shall not be deemed to have vacated the Premises if it has closed the Premises for remodeling, and such remodeling is completed within thirty (30) days, then in any of said cases (notwithstanding any license of any former breach of covenant or condition or waiver of the benefit hereof, or consent in a former instance) the Lessor or the Lessor's agents may lawfully immediately, or at any time thereafter and without further demand or notice, enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of the Lessor's former estate and expel the Lessee and those claiming by, through or under the Lessee and remove the Lessee's or their effects (in any of said cases forcibly, if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rental or preceding breach of covenant or condition, and upon entry as aforesaid this lease shall terminate, or the Lessor may terminate this lease by written notice to the Lessee, the Lessee in any event waiving all statutory rights of redemption, and the Lessee covenants with the Lessor that in case of such termination, or in case of termination under statute for default of the Lessee, the Lessee will at the election of the Lessor (which election may be made or changed at any time or from time to time before the settlement), either (a) pay, as liquidated damages for so much of the unexpired Term as is covered thereby, and at the same times and in the same installments as are specified in this lease, sums equal to the rental and other payments herein named or if the Premises shall have been relet, sums equal to the excess of the rental and other payments last mentioned over the net sums actually received by the Lessor for the period to which the rental and other payments last
                                     - 17-
mentioned relate; or (b) pay, as liquidated damages for the then unexpired Term, a sum which at the time of such termination or at the time to which installments of liquidated damages shall have been paid represents the excess of the rental and other payments herein named over the then rental value of the Premises for the residue of the Term; or (c) indemnify the Lessor against loss of the rental and other payments herein named at the time of such termination or from the time to which installments of liquidated damages shall have been paid, during the residue of the Term each of the foregoing three alternatives being separable. The rental and other payments named herein shall be deemed to be the Net Minimum Rental plus all items of additional rental herein named. In addition to the foregoing and regardless of which of the foregoing alternatives shall have been elected, the Lessee agrees to pay to the Lessor on demand all expenses incurred by the Lessor in order to (a) obtain possession of the Premises; (b) make such alterations, improvements, repairs, replacements, renovation and restoration as the Lessor deems necessary or advisable to put the Premises in good and rentable repair, order and condition; and (c) relet the Premises, including without limitation, the fees of attorneys, brokers, engineers and architects. Notwithstanding anything elsewhere in this lease contained, however, in the event that during any twelve (12) month period the Lessor shall have sent two
(2) or more notices of the kind referred to in Clauses (a) or (b) in the first sentence of this paragraph, even though the Lessee shall have cured the failure or failures specified in such notices, or waived the cure thereof or, with respect to a notice of the kind referred to in Clause (b) in the first sentence of this Section 17, commenced such cure and diligently prosecuted same at all times thereafter, and in the event that subsequently the Lessee shall fail to pay any item of rental or perform, fulfill or observe any other representation, warranty or agreement of the Lessee set forth herein (all as set forth in Clauses (a) and (b) in the first sentence of this paragraph), then in any such event the provisions for notice and grace periods set forth in such Clauses (a) and (b) shall not be applicable to such subsequent failure or failures and, therefore, the Lessor shall have the right, without demand or notice, to exercise all of its rights and remedies set forth in this paragraph or otherwise.

         In the event that any failure by the Lessee to perform, fulfill or observe any agreement herein to be performed, fulfilled or observed by the Lessee continues for thirty (30) days, or, in situations involving potential danger to the health or safety of persons in, or about the Premises or a further material deterioration of, or damage to, the Premises, after written notice specifying such failure without its being waived, its effect cured, or the cure thereof commenced and diligently prosecuted at all times thereafter, the Lessor may at its election perform, fulfill or observe such agreement for and on behalf of the Lessee, and any amount which the Lessor shall expend for such purpose, or which shall otherwise be due by the Lessee tO the Lessor hereunder, shall be deemed to be additional rental and shall be paid to the Lessor on demand, together with interest thereon at the Lease Interest Rate, from the date of expenditure or the date the same shall have become due to the date of payment thereof in full.

         Whenever in this lease provision is made that either party shall have the right to terminate this lease, then, unless in said provision it is expressly provided otherwise, neither party shall thereafter have any claim against the other under this lease or on account of the termination thereof.

        Whenever in the Lease provision is made for the performance by either of any term, covenant, condition or agreement herein contained within a specified time period, such period shall be extended for the period (not to exceed ninety
(90) days) of any delay in performance caused by acts of God, material shortages, or other conditions beyond the control of such party. Nothing herein contained shall in any way constructed to extend the time for performance of any monetary obligation herein contained.

        18. Quiet Enjoyment. Lessee, subject to the Terms and provisions of this lease, on payment of the Net Minimum Rental and all other rental charges and observing, keeping and performing all of the other Terms and provisions of this Lease on Lessee's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the premises during the Term hereof, without hindrance or ejection by Lessor or any party claiming by, through or under Lessor; the foregoing covenant is in lieu of any other covenant express or implied.


        19. Broker. The Lessee and Lessor covenant and agree each each other that it has not dealt with any broker or any other person who would be entitled to be paid a fee, commission or any other compensation (the "Broker") in connection with this lease and the use and occupation of the Premises by the Lessee, and Lessee and Lessor shall indemnify and hold the other harmless from any loss or damage caused by such party's misrepresentation herein contained.

        20. Subsidiaries or Affiliates of Lessor. The Lessee will not claim or attempt to enforce any right or remedy against any one or more of the employees, agents, officers, directors, parents, subsidiaries or affiliates of the Lessor, arising out of or in any way based upon this lease or any act or omission by the Lessor with respect to this lease or all or any portion of the Premises or Shopping Center, except to the extent expressly permitted by any written instrument signed by any one or more of the foregoing. The Lessor will not claim or attempt to enforce any right or remedy against any one or more of the employees, agents, officers or directors of Lessee for any breach of Lessee's obligations hereunder except to the extent expressly permitted by any written consent signed by one or more of the foregoing.


        21. Notice of Default to the Lessor. In no event will the Lessor be deemed to be in default because of any failure by the Lessor to perform, fulfill or observe any covenant or agreement set forth herein or because of any breach of any warranty by the Lessor set forth herein for thirty (30) days after written notice to the Lessor specifying such failure or breach, without its being waived, or if its effect is cured, or if the cure thereof is commenced and diligently prosecuted thereafter.

        22. Subordination. (a) The Lessee will on request, any ti9me or form time to time by any holder of a mortgage on all or any portion of the Shopping Center (i) surbordinate this lease and all of the Lessee's rights and estate hereunder to such mortgage and to any renewals, extensions, substitutions, refinancings, modifications, or amendments therof if the holder of such mortgage shall provide to Lessee a non-disturbance agreement to the effect that in the event of a foreclosure of such mortgage, Lessee's possession of the Premises and its rights and privileges under this Lease shall not be disturbed by such holder, or anyone claiming under such holder so long as Lessee shall not be in default under this Lease; or (ii) declare this lease to be prior to such mortgage and to any renewals, extensions, modifications or amendments thereof; and in either such case, Lessee will on request agree with such holder that the Lessee will attorny thereto in the event of foreclosure and that the Lessee will not without the consent of such holder amend this lease or prepay any item of rental hereunder.

                (b) If Lessor shall elect to convert the Shopping  Center or any portion  thereof to a  condominium  (which  election may be changed from time to time) and the Premises shall constitute a unit thereof, Lessee agrees that, at Lessor's request, it shall subordinate this lease to the condominium documents, including, without limitation, the Master Deed provided such documents do not materially adversely affect Lessee's rights and interests under this Lease and that this Lease shall be deemed to refer to the condominium unit constituting or approximately constituting the Premises, and Lessee shall observe the obligations imposed upon occupants of units to the extent not inconsistent herewith; provided, however, that Lessor shall have and retain all rights to vote or other rights associated with a unit. If Lessor shall intend to sell the unit, Lessor shall offer such unit to Lessee upon the terms, provisions and conditions which Lessor would be willing to sell the same to a bona fide third party; and Lessee shall have thirty (30) days within which to accept such offer in writing. Such condominium documents shall not be inconsistent with the provisions of this lease or- adversely affect Lessee.

        23. No Liens. The Lessee will forthwith cause any mechanics', materialmen's or other liens which may be recorded or perfected or which may otherwise attach to all or any portion of the Shopping Center as a result of work done by or for the Lessee to be discharged or released of record or fully bonded by a surety satisfactory tO the Lessor.

        24. Entry and Inspection By The Lessor. The Lessor and its agents shall have the right to enter into and upon the Premises or any part thereof, at all reasonable times and upon reasonable notice, only when accompanied by a bank officer who will be made available for the purpose, to examine the same and make repairs or alterations the Lessor is expressly required hereunder or desires to make thereto. On or before the Commencement Date, Lessee shall provide to Lessor names and telephone numbers of all bank officers Lessor may contact to respond in the event of an emergency and alternative procedures Lessor may follow in the event such persons are not available in such emergency situations. The Lessee shall permit inspection of the Premises (except for the vault areas), at all reasonable times upon reasonable notice, by prospective purchasers or mortgagees and during the last year of the Term, by prospective lessees and shall permit the usual "To Let" or "For Sale" signs to be placed on the Premises.

        25. Notice to Mortgagee. Upon receipt of a written request by the Lessor or any holder or a mortgage on all or any part of the Premises or Shopping Center, the Lessee will thereafter send any such holder copies of all notices of default or termination or both given by the Lessee to the Lessor in accordance with any provision of this lease. In the event of any failure by the Lessor to perform, fulfill or observe any agreement by the Lessor herein or any breach by the Lessor of any representation or warranty of the Lessor herein, any such holder may at its election cure such failure or breach for and on behalf of the Lessor.

         26. Memorandum of Lease. Neither party will record this lease, but each party will on demand by the other party execute an appropriate memorandum or notice of this lease in form and substance reasonably satisfactory to the Lessor, and either party may record same at its expense. Promptly following the Commencement Date, the parties will execute a document in recordable form and satisfactory in form and substance to the Lessor setting forth the commencement and expiration dates of the Term.

        27. Waiver of Subrogation. To the extent available under standard policies of insurance without extra cost, or if extra cost shall be charged therefor, so long as the other party pays such extra cost, each party hereby waives all liability and all rights to recovery and subrogation against, and agrees that neither it nor its' insurers will sue the other party for any loss of or damage to property arising out of fire or casualty and each party agrees that all insurance policies relating to the Premises will contain waivers by the insurer of such liability, recovery, subrogation and suit. If extra cost is chargeable therefor, each party shall advise the other party of the amount of the extra cost and the other party, at its election, may pay the same, but shall not be obligated to do so.

        28. Repairs By The Lessor. Except to the extent that the same shall be the responsibility of the Lessee pursuant to any other term or provision of this lease, and except for delays caused by or resulting from act of God, war, fire, casualty, strike, shortage of labor or materials or any other cause beyond the Lessor's control, the Lessor agrees to maintain and repair all structural portions of the Premises and the foundations thereof including the structural portions of the walls, exterior and demising, the floor, and sub-floor and the roof but specifically excluding any non-structural portion of any of the foregoing.

        29. Estoppel Letter. The Lessee will from time to time, upon not less than fifteen (15) days' prior written request by the Lessor, deliver to the Lessor, any actual or prospective purchaser or holder of a mortgage on all or any part of the Premises a written statement certifying whether or not this lease is in full force and effect and stating (a) the last date to which the rental and other payments have been made; (b) the amendments, if any, to this lease; (c) whether or not the Lessor is in default in the performance, fulfillment or observance of any representation, warranty or agreement set forth herein or has any indebtedness to the Lessee for the payment of money; and (d) if so, each default or indebtedness. The Lessee hereby irrevocably appoints the Lessor as its agent and attorneyin-fact to execute and deliver any such statement, such appointment being coupled with an interest, in the event that within such fifteen (15) day period, the Lessee shall fail so to deliver any such statement to the Lessor or any such actual or prospective purchaser or holder.

        30. Collateral Assignment of Lease. With respect to any assignment by the Lessor of the Lessor's interest in this lease or the rental and other payments payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a first mortgage on the Lessor's estate, the Lessee agrees:

        (a) that the execution thereof by the Lessor and the acceptance thereof by the holder of such mortgage shall never be deemed an assumption by such holder of any of the obligations of the Lessor hereunder, unless such holder shall, by written notice sent to the Lessee, expressly otherwise elect; and

        (b) that, except as aforesaid, such holder shall be treated as having assumed the Lessor's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

        31. No Liability. Anything else in this lease to the contrary notwithstanding, the Lessee shall look solely to the estate and property of the Lessor in the Shopping Center for the satisfaction of any claim for the payment of money by the Lessor by reason of any default or breach by the Lessor of any of the terms and provisions of this lease to be performed, fulfilled or observed by the Lessor, and no other property or assets of the Lessor shall be subject to levy, execution or other enforcement procedure for the satisfaction of the Lessee's remedies for any such default or breach.

        32. The Lessor While An Owner. As used herein "Lessor" shall mean the owner from time to time of the Lessor's estate and property in the Shopping Center and if such estate and property be sold or transferred, the seller or transferee shall thereupon be relieved of all obligations and liabilities hereunder thereafter arising or occurring, and the purchaser or transferee shall thereupon be deemed to have assumed and agreed to perform and observe all obligations and liabilities hereunder thereafter arising or occurring or based on occurrences or situations thereafter arising or occurring, subject in any event to the provisions of Section 32.

        33. Miscellaneous. All terms and provisions of this lease shall be independent and shall inure to the benefit of and be binding upon the personal representatives, successors and assigns of the parties, except as otherwise expressly provided herein. Every term and provision of this lease shall be deemed of the essence and every breach thereof material to the Lessor. All representations, warranties and agreement of the Lessee in this lease shall be deemed special, unique and extraordinary; any breach of any provision thereof by the Lessee shall be deemed to cause the Lessor irreparable injury not properly compensable by damages in an action at law, and the rights and remedies of the Lessor hereunder may therefore be enforced both at law or in equity, by injunction or otherwise. All rights and remedies of each party shall be cumulative and not alternative, in addition to and not exclusive of any other right or remedy to which such party may be lawfully entitled in case of any breach or threatened breach of any term or provision herein except as otherwise expressly provided herein; the rights and remedies of each party shall be continuing and not exhausted by any one or more uses thereof, and may be exercised at any time or from time to time and as often as may be expedient; any option or election to enforce any such right or remedy may be exercised or changed at any time or from time to time. This lease sets forth the entire agreement of the parties, and no custom, act, forbearance, or words or silence at any time, gratuitous or otherwise, shall impose any additional obligation or liability upon either party or waive or release either party from any default or the performance of fulfillment of any obligation or liability or operate as against either party as a supplement, alteration, amendment or change of any term or provision set forth herein, including this Clause, unless set forth in a written instrument duly executed by such party expressly stating that it is intended to impose such an additional obligation or liability or to constitute such a waiver or release, or that it is intended to operate as such a supplement, alteration, amendment or change.

        34. Notice. All notices and other communications shall be in writing and deemed given and delivered to the Lessor when mailed, by registered or certified mail, postage and registration or certification charges prepaid, addressed, in the case of the Lessor, to the Lessor at the Lessor's Address set forth in Section 1, with a copy simultaneously so mailed to the Lessor's Counsel set forth in Section 1, at its address set forth in Section 1; and addressed, in the case of the Lessee, to the Lessee at the Lessee's Address set forth in Section 1, with a copy simultaneously so marked to the Lessee's counsel set forth in Section 1, except that either party may, by written notice to the other, designate another address which shall thereupon become the effective address of such party for the purposes of this Section.

        35.     First Refusal.

        (a) So long as the lease shall remain in full force and effect, without default on the part of Lessee, Lessee shall have the right of "first refusal" (as described herein below) to lease either (i) 2,000 square feet of space fronting on Loring Avenue being a portion of the 3,095 square foot square store premises (the "Pediatric Space") currently leased by Pediatric Health Care Associates, P.C. ("Pediatric") under a lease which expires by its terms on January 31, 2001 or (ii) the entire Pediatric Space.

        (b) Lessor has advised Lessee that Pediatric has an option to extend the term of its lease for an additional five (5) year period after January 31, 2001. Lessor agrees that it shall not grant any right or option to use or occupy all or any portion of the Pediatric Space to any other person or entity (unless such right or option is expressly subject to the right of first refusal herein provided to Lessee), however, nothing herein shall preclude Lessor from further extending the term of the lease with Pediatric or entering into a new lease with Pediatric with respect to the Pediatric Space on any terms and conditions whatsoever without complying with the terms of this paragraph.

        (c) When such space shall become, or shall be about to become within the next twelve (12) months (as determined by Lessor) available for leasing, whether at the expiration of the lease term applicable thereto or earlier, Lessor shall give Lessee written notice thereof (the "Availability Notice"). If within five (5) business days after delivery of the Availability Notice, Lessee shall give Lessor written notice that Lessee is interested in leasing either (i) 2,000 square feet of space within the Pediatric Space fronting on Loring Avenue or (ii) the entire Pediatric Space, Lessor agrees that for a period of thirty
(30) days it will negotiate in good faith with Lessee towards arriving at the terms upon which said space shall be added to the Premises. In the event that within such period such negotiations shall not result in an agreement upon said terms, Lessor thereafter may lease said space to any other tenant without re-offering the same to Lessee.

        (d) If Lessee shall be unable to deliver said space to Lessee on the date agreed upon by reason of the holding over of the tenant or other occupant, Lessor shall use reasonable efforts to obtain possession of said space, but Lessor shall not be subject to any liability for failure so to give possession of said space. It is expressly understood and agreed that unless Lessor and Lessee shall agree otherwise, Lessee shall take such space "as is" and without any requirement that Lessor shall do any work therein in order to prepare such space for occupancy by Lessee.

        36. Local Law. This lease shall be construed and enforced in all respects in accordance with the laws of the state in which the Premises are located.

        37. Headings. The Cover Page and Table of Contents preceding this lease and the captions to the various Sections of this lease have been inserted for reference only and shall not in any manner be construed as modifying, amending or affecting in any way the express terms and provisions hereof.

        38. Separability. If any term or provision of this lease or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons, properties and circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this lease shall be valid and enforced to the fullest extent permitted by law.

        39. Authority. The execution and delivery of this Lease by the party so executing and delivering this Lease on behalf of the Lessor and Lessee, respectively, constitutes a warranty and representation by such party that such party is duly authorized and empowered for and on behalf of such party to execute and deliver this Lease, and that this Lease constitutes a valid and binding obligation of such party.

WITNESS the execution hereof under seal the day and year first above written.

   SEAL

   WITNESS:                     LESSOR:

                                VILLAGE ASSOCIATES TRUST

                                By:/s/ Mark Klaman
                                   Mark Klaman, as Trustee
                                   ----------------------------
                                   as aforesaid, and not
                                   individually

   WITNESS:                     LESSEE:


                                IPSWICH SAVINGS BANK

                                By: /s/ David L. Grey,
                                    President Not Individually
                                    ----------------------------
                                    (duly authorized)

                                      EXHIBIT B

        The premises comprising the Shopping center are more particularly bounded and described as follows:

Parcel l

        A certain parcel of land located in Salem, Essex County, Massachusetts with the buildings thereon, if any, as shown on a Plan entitled "Plan of Land in Salem, Mass. prepared for David Hark and Roger D. Ariola Trust, February 23, 1984, T & M Engineering Associates, Inc., 22 Willow Ave., Salem, Mass., 01970,
Scale: 1" = 40'" to be recorded herewith; and further bounded and described as follows:

        Beginning at the westerly point of Loring Hills Avenue and land now or formerly of Yelverton and runninq S 42 degrees 59 or 05" W, one hundred ten
(110) feet by land now or formerly of Yelverton and Baker;

        Thence turning and running N 47 degrees 00' 55" W, fifteen (15) feet by land of 596 Loring Avenue Realty Trust;

        Thence turning and running S 42 degrees 59' 05" W, one hundred twenty-eight and 33/100 (128.33) feet by land last named;

        Thence turning and runninq S 39 degrees 30' 05" W, fifty-six and 26/100 (56.26) feet by land last named;

        Thence turning and running S 55 degrees 41' 16" W, twenty-four and 65/100 (24.65) feet;

        Thence turninq and running S 61 degrees 22' 16" W, twenty-five and 92/100 (25.92) feet to land of Living and Learning Centers, Inc;

        Thence turning and running N 39 degrees 30' O0" W, one hundred eighty-one and 74/100 (181.74) feet by land last named;

        Thence turning and running N 42 degrees 59' 05 W, two hundred seventy and 57/100 (270.57) feet to Loring Hills Avenue;

        Thence turning and running S 47 degrees 00' 55 E, one hundred fifty-three (153) feet to the point of beqinning.

        Shown  as  Lot  D-l  on  the  above   mentioned   plan  and   containing
approximately 42,748 a square feet, more or less.

Parcel 2
--------

        The land with the building thereon, situated on the North- westerly side of Loring Avenue in the City of Salem, Essex County, Massachusetts, as shown on a plan entitled, "Plan of land, Salem, Mass., prepared for Turn-Key Realty - owner, Industrial National Mortgage Company" drawn by Carter and Towers Engineering Corp., having a scale of 1" = 20' and being dated 5/14/1980, recorded with Essex South Registry of Deeds, Plan Book 159, Plan 98, bounded and described as follows:


        Beginning at the Southerly corner of land now or formerly belonging to Rose F. Baker as shown on said plan;

        Thence, Southwest, by said Loring Avenue, a distance of 65.00 feet to a point;

        Thence, Northwest continuing by said Loring Avenue, a distance of 41.03 feet to a point;


        Thence, Southwest continuing by said Loring Avenue, a distance of 82.72 feet;


        Thence, Northwest by land now or fomerly belonging to Industrial National Mortgage Company, and being shown as Lot "D" on said plan, a distance of 56.26 feet to a point;

        Thence, Southeast, a distance of 15.00 feet to a point;

        Thence, Northeast, a distance of 10.00 feet to a point;

        Thence, Southeast by land now or formerly belonging to Rose F. Baker as shown on said plan, a distance of 110.OO feet to the point of beginning.

        Said parcel containing 12,354 square feet more or less accoding to said plan.